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This material is furnished to you by the Co-Lead Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

                CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS


Control             Loan
Number              Number               Property Name                                     Street Address
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GG3-MF-1           04-1136              Place Properties Portfolio
                   04-1136              Murray Place                                      1700 Lowes Drive
                   04-1136              Macon Place                                       5091 Ivey Drive
                   04-1136              River Place                                       915 Lovvorn Road
                   04-1136              Clemson Place                                     133 Clemson Place Circle
                   04-1136              Clayton Place                                     5751 North Lake Drive
                   04-1136              Jacksonville Place                                331 Nisbet Street NW, #50
                   04-1136              Cape Place                                        1710 North Sprigg Street
                   04-1136              Martin Place                                      237 West Peach Street
                   04-1136              Troy Place                                        100 Gibbs Street
GG3-MF-2           09-0001950           Groton Estates                                    260 Shennecossett Rd
GG3-MF-3           04-0522              North Mountain Village Apartments                 3333 West Thunderbird Road
GG3-MF-4           09-0002012           Hollidaysburg Manor Apts                          17 Clover Drive
GG3-MF-5           04-1265              Arbo Portfolio
                   04-1265              440 West 5th Street                               440 East 5th Street
                   04-1265              1254 East 1st Street                              1254 East 1st Street
GG3-MF-6           04-0906              826 South Hobart Boulevard                        826 South Hobart Boulevard
GG3-MF-7           09-0001979           Prairie Towne Square Apartments                   3025 Triumph Drive
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                                                                                                                      Initial
Control                                                                                        Initial Pool         Pool Balance
Number       City             County             State            Zip Code   Property Type     Balance ($)       Per Unit or Pad ($)
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GG3-MF-1                                                                      Multifamily       98,660,000              91,948
             Murray           Calloway           Kentucky          42071      Multifamily
             Macon            Bibb               Georgia           31206      Multifamily
             Carrollton       Carroll            Georgia           30117      Multifamily
             Clemson          Pickens            South Carolina    29631      Multifamily
             Morrow           Clayton            Georgia           30260      Multifamily
             Jacksonville     Calhoun            Alabama           36265      Multifamily
             Cape Girardeau   Cape Girardeau     Missouri          63701      Multifamily
             Martin           Weakley            Tennessee         38237      Multifamily
             Troy             Pike               Alabama           36081      Multifamily
GG3-MF-2     Groton           New London         Connecticut       06340      Multifamily       22,000,000              64,327
GG3-MF-3     Phoenix          Maricopa           Arizona           85053      Multifamily       14,937,314              26,298
GG3-MF-4     Hollidaysburg    Blair              Pennsylvania      16648      Multifamily       10,320,000              53,196
GG3-MF-5                                                                      Multifamily        2,895,126              85,151
             Long Beach       Los Angeles        California        90802      Multifamily
             Long Beach       Los Angeles        California        90802      Multifamily
GG3-MF-6     Los Angeles      Los Angeles        California        90005      Multifamily        2,015,159              50,379
GG3-MF-7     Sun Prarie       Dane               Wisconsin         53590      Multifamily        1,850,000              74,000
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                                                              Studios                 1 Bedroom                    2 Bedroom
Control                                                           Avg Rent                  Avg Rent                     Avg Rent
Number             Utilities paid by Tenant             # Units   per mo. ($)   # Units    per mo. ($)       # Units    per mo. ($)
-----------------------------------------------------------------------------------------------------------------------------------
GG3-MF-1
           Telephone                                       0           0          0              0             12           805
           Telephone                                       0           0          0              0              0             0
           Gas/Electric/Telephone                          0           0          0              0             12           840
           Gas/Electric/Water/Garbage/TV/Phone/Internet    0           0          0              0              0             0
           Telephone                                       0           0          0              0             15           947
           Gas/Electric/Telephone/Internet                 0           0          0              0             12           780
           Gas/Electric/Telephone/Internet                 0           0          0              0             12           797
           Telephone                                       0           0          0              0             12           690
           Gas/Electric/Telephone/Internet                 0           0          0              0             12           780
GG3-MF-2   Electricity                                     0           0          2            665            338           799
GG3-MF-3   Gas/Electric/Telephone                         64         460        256            513            248           632
GG3-MF-4   Electricity                                     0           0         78            659             86           859
GG3-MF-5
           Gas/Electric/TV/Phone/Internet                  0           0          9            825             12         1,095
           Gas/Electric/TV/Phone/Internet                  1         795          0              0             12         1,200
GG3-MF-6   TV/Phone/Internet                              28         525         12            723              0             0
GG3-MF-7   Electricity                                     0           0         13            802             12           962
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                             3 Bedroom                        4 Bedroom                  5 Bedroom                Number
Control                              Avg Rent                       Avg Rent                   Avg Rent             of
Number                # Units        per mo. ($)        # Units     per mo. ($)      #Units    per mo. ($)       Elevators
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GG3-MF-1
                        0                 0               96         1,196           0               0               0
                        0                 0               84         1,413           0               0               0
                        0                 0              120         1,480           0               0               0
                       96             1,050                0             0           0               0               0
                        0                 0              206         1,640           0               0               0
                        0                 0              120         1,160           0               0               0
                        0                 0               84         1,211           0               0               0
                        0                 0               84         1,380           0               0               0
                        0                 0               96         1,140           0               0               0
GG3-MF-2                2               963                0             0           0               0               0
GG3-MF-3                0                 0                0             0           0               0               0
GG3-MF-4               30               989                0             0           0               0               0
GG3-MF-5
                        0                 0                0             0           0               0               0
                        0                 0                0             0           0               0               0
GG3-MF-6                0                 0                0             0           0               0               0
GG3-MF-7                0                 0                0             0           0               0               1
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